                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 30, 1997, except as to the second paragraph of
Note 3 as to which the date is August 27, 1997, in Amendment No. 1 to the Registration Statement on Form S-1 (No. 333-33025) of Educational Medical, Inc. for the registration of 723,379 shares of its Common Stock.


                                                 /s/ Ernst & Young LLP

Atlanta, Georgia

September 22, 1997